OTHER CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
OTHER CURRENT ASSETS, NET
Capitalized listing expense			¥ 9,764
Tax recoverable	$ 253	¥ 1,649	1,574
Others	268	1,753	1,455
Other Gross, Current	521	3,402	12,793
Allowance for doubtful accounts	(15)	(99)	(3)	¥ (36)
Total	$ 506	¥ 3,303	¥ 12,790